UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 1, 2009

PMA Capital Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-31706	23-2217932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

380 Sentry Parkway Blue Bell, Pennsylvania	19422
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(610) 397-5298

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On October 1, 2009, PMA Capital Corporation (the “Company”) was notified that Beard Miller Company LLP (“Beard”), the Company’s independent registered public accounting firm, was combined with Parente Randolph LLC.  In connection with the merger, the firm was renamed ParenteBeard LLC and certain of the professional staff and partners of Beard joined ParenteBeard LLC either as employees or partners of ParenteBeard LLC. As a result of the merger, Beard resigned as the auditors of the Company.  Following the resignation on October 1, 2009, the Audit Committee of the Company’s Board of Directors engaged ParenteBeard LLC as the Company’s independent registered public accounting firm.

During the Company’s two most recent fiscal years and the nine months ending September 30, 2009, the Company did not consult with Parente Randolph LLC or ParenteBeard LLC regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinions that might be rendered on the Company’s financial statements, and neither Parente Randolph LLC nor ParenteBeard LLC provided any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.  During the Company’s two most recent fiscal years and the nine months ending September 30, 2009, the Company did not consult with Parente Randolph LLC or ParenteBeard LLC regarding any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The report of Beard regarding the Company’s financial statements for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the nine months ending September 30, 2009, there were no disagreements with Beard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Beard would have caused it to make reference to such disagreement in its reports.

The Company provided Beard with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Beard furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated October 1, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 16.1	Letter dated October 1, 2009 from Beard Miller Company LLP to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA Capital Corporation

October 5, 2009	By:	/s/ William E. Hitselberger
	Name:	William E. Hitselberger
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                           Description

Exhibit 16.1	Letter dated October 1, 2009 from Beard Miller Company LLP to the U.S. Securities and Exchange Commission